THE STOCKBACK FUND

                                   PROSPECTUS

                                 August 14, 2000


         The Fund seeks long-term capital appreciation.

         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any contrary representation is a criminal offense.

                                TABLE OF CONTENTS


                                                                       PAGE


RISK/RETURN SUMMARY.......................................................4

PRICING OF FUND SHARES....................................................9

HOW YOU MAY PURCHASE AND REDEEM FUND SHARES..............................10

SALES OF SECURITIES......................................................16

TEMPORARY DEFENSIVE INVESTMENTS..........................................16

UNLISTED SECURITIES......................................................16

FEES PAID TO STOCKBACK BY PARTICIPATING MERCHANTS........................16

THE ADVISER, SUB-ADVISER AND THE ADVISERS' AFFILIATES....................17

DIVIDENDS AND OTHER DISTRIBUTIONS........................................18

TAX CONSEQUENCES.........................................................18

         Stockback.com, LLC ("Stockback") and its affiliates operate a Web site (http://www.stockback.com), as part of a consumer stock ownership program ("Consumer Stock Ownership Program"), sponsored by Stockback Capital, LLC ("Stockback Capital"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). The Web site allows customers to directly access the Web sites of providers of goods and services that participate in the Consumer Stock Ownership Program. We refer to these providers as Participating Merchants or Merchants. You can find a current list of Participating Merchants at www.stockback.com. Under the Consumer Stock Ownership Program, each time a member of the Consumer Stock Ownership Program (a "Member") makes a purchase from a Participating Merchant, the Participating Merchant will rebate a percentage of the purchase price in cash to Stockback Capital for the benefit of the Member.

         You may become a Member of the Consumer Stock Ownership Program by completing an online application to open an investment account with Stockback Capital. As a Member, you may choose to instruct Stockback Capital to either (i) use your cash rebates to purchase shares of the Stockback Fund (the "Fund"), or
(ii) hold your rebates as cash in an investment account with Stockback Capital. Stockback Advisers, LLC currently serves as the investment adviser ("Adviser") of the Fund. The Adviser has delegated the day-to-day discretionary management of the Fund's assets to Merrill Lynch Investment Managers, L.P. ("Sub-Adviser"). You may also purchase shares of the Fund directly, as discussed in more detail below. At any time, you may ask Stockback Capital to issue a check to you for the cash held in your investment account. You will find a more detailed description of the Fund, the Consumer Stock Ownership Program and Participating Merchants within this prospectus, which we encourage you to read in its entirety and save for future reference.

                               RISK/RETURN SUMMARY

                         Investment Objective and Goals


         The Fund's investment objective is to provide long-term capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective. This investment objective is non-fundamental and may be changed without the approval of the Fund's shareholders.

                              Principal Strategies

         The Fund will seek to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stock of companies that the Fund's portfolio management team believes have the potential to increase in value.

         In selecting stocks for the Fund, the Sub-Adviser will focus primarily on large capitalization companies that it believes are current industry leaders. The Sub-Adviser will use quantitative techniques to seek to create a diversified portfolio of stocks issued by large capitalization companies. The Sub-Adviser will begin by constructing an "optimal" portfolio that has risk and style characteristics similar to the large capitalization market segment as a whole, by focusing on quantifiable measures such as overall portfolio valuation, sector representation, and volatility. The Sub-Adviser will emphasize the individual stocks within this portfolio that it believes will outperform other large capitalization companies. The Sub-Adviser will select such stock through technical and in-depth quantitative analysis that involves a blend of "value" (investments in securities with lower price/earnings ratios and lower forecasted growth values) and "growth" (investments in securities with higher price/earnings ratios and higher forecasted growth values) strategies and focuses on a variety of factors, such as:

         .        earnings (surprises and equity analysts' revisions);

         .        momentum (price and earnings); and

         .        valuation   (enterprise   value,  price   versus cash flow and
                  dividend discount models).

         As part of its investment in the common stock of companies that the Fund's portfolio management team believes have the potential to increase in value, the Fund may also invest in publicly traded common stock issued by each of the Participating Merchants (or, where the Participating Merchant is not publicly traded, in the publicly traded parent company of such Merchant). Participating Merchants engage, in levels varying from company to company, in online commerce as part of their marketing and sales operations. Some Participating Merchants (or their parent companies) have issued common stock that is currently publicly traded. We use the term "Public Merchants" in this prospectus to refer to:

         .        publicly traded Participating Merchants; and

         .        publicly  traded  parent  companies  of  non-publicly   traded
                  Participating Merchants ("Parent Companies").

The remaining Participating Merchants have not issued common stock that is publicly traded. The Fund will not invest in non-publicly traded common stock of Participating Merchants.

         Certain Public Merchants may be well-established, large capitalization companies. Other Public Merchants may be new, smaller capitalization companies that are leaders in their internet commerce sector. The Fund's investments in the common stock of Public Merchants that are not included in the Standard & Poor's 500 Composite Stock Index will not exceed 35% of the value of the Fund's total assets, measured immediately following each acquisition of such securities. The Fund's Board of Trustees may change this percentage limit or the index of large capitalization stocks used to apply this percentage limit.

         The Sub-Adviser will determine:

          . whether to invest in an individual Public Merchant's common stock;

          . the actual amount of any investment in an individual Public Merchant's common stock; and

          . the total amount of the Fund's investments in all Public Merchants' common stock.

         Any investment in a Public Merchant will depend upon the extent to which the Sub-Adviser believes that an investment in that Public Merchant will meet the Sub-Adviser's investment criteria. The Sub-Adviser may sell investments in any Public Merchant if those investments no longer meet the Sub-Adviser's investment criteria.

         The Fund may invest up to 30% of its total assets in securities issued by foreign companies. Such investments may include direct investments in non-U.S.-dollar-denominated securities traded outside of the United States and dollar-denominated securities of foreign issuers traded in the United States. Foreign securities include the common stocks (or their equivalent) of foreign companies, as well as investments in (i) American Depositary Receipts ("ADRs") and American Depositary Shares ("ADSs"), which are U.S.-dollar-denominated receipts representing shares of foreign-based corporations or (ii) Global Depositary Receipts ("GDRs"), which may be denominated in the currency of the country in which those GDRs are traded.

         Although the Fund will invest primarily in large capitalization companies, there is no minimum or maximum market capitalization requirement for the companies in which the Fund may invest, nor does the Fund require an operating history as a prerequisite for an investment by the Fund.

         The Fund may invest in futures contracts. Futures allow the Fund to increase or decrease exposure to the equity markets quickly and at less cost than buying or selling individual stocks. The Fund will invest in futures in order to gain market exposure quickly in the event of large cash flows, to maintain liquidity in the event of redemptions and to keep trading costs low.

                                 Principal Risks

         There is no assurance that the Fund will achieve its investment objective. The Fund's shares may not increase in value and could decline in value while you are invested in the Fund, even if you are a long-term investor.

         The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and the principal risks of the Fund are identified below. Like any investor in a mutual fund, you will face the risk that, when you sell shares in the Fund, you may receive less than the price you paid for them.

         The Fund is subject to the following principal investment risks:

         Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio.

         Market Risk. The market price of portfolio securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Portfolio securities may decline in value due to factors affecting securities markets generally or particular industries represented in the Fund's portfolio. The price of the Fund's shares will decline or fluctuate from time to time, sometimes sharply, in response to various factors, including general market, economic and business conditions and specific conditions relating to particular issuers whose securities are held by the Fund. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which may affect a particular industry or industries, such as reduced spending by consumers, labor shortages or increased production costs and competitive conditions within an industry.

         Issuer Risk. You should be particularly aware that the Fund currently anticipates that a portion of the Fund's total assets will be invested in common stock of each of the Public Merchants that participates in the Consumer Stock Ownership Program. The Consumer Stock Ownership Program currently includes a limited number of Public Merchants. Because up to 35% of the Fund's total assets may be invested in the common stock of a limited number of issuers, the value of the Fund's holdings in the Public Merchants (including the Fund's holdings in Parent Companies) may be sensitive to factors and risks that specifically affect those companies.

         The Fund may invest in common stock issued by Public Merchants and other retailers and other providers of goods or services that engage in online commerce as part (often a significant part) of their marketing and sales operations. Parent Companies typically also engage in online commerce as part (often a significant part) of their marketing and sales operations. Companies that engage in online commerce are particularly vulnerable to the relatively high risk of obsolescence resulting from rapid technological development, as well as to government regulation. Any developments in technology or government regulation that have an adverse effect on these businesses generally could be expected to result in a decline in the value of the Fund's investments. Accordingly, the Fund may involve significantly greater risks and may experience greater volatility than a mutual fund that does not invest in companies that receive a significant portion of their revenues from the online sale of goods and services.

         Sector Risk. Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of the Fund's investments. Many retail stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market due to uncertainties such as changes in demand for a company's products or services or changes in consumer preferences and spending patterns.

         Smaller Company Risk. The Fund may also invest in small or medium size companies. The stocks of smaller companies may be more susceptible to market downturns, and their prices may be more volatile than those of larger companies. Smaller companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. In addition, small companies' stocks typically trade in lower volumes, and their issuers are subject to greater degrees of changes in their earnings and prospects. In addition, investment in smaller company stocks may be difficult to purchase or sell, possibly preventing the Fund from selling those securities at an advantageous time or price.

         Foreign Securities Risk. The Fund may invest up to 30% of its assets in securities issued by foreign companies. The Fund may invest in equity securities issued by foreign Participating Merchants, either directly or in the form of ADRs, ADSs and GDRs. Securities of foreign issuers are often subject to risks that are greater than or equal to the risks to which the securities of U.S. issuers are subject. Such risks include, among others, different accounting, auditing and financial reporting standards and adverse changes in regulatory and market structures.

         Because the Fund may invest in securities that trade in, and receive revenues in, foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, or by the imposition of currency controls or other political developments in the U.S. or abroad. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Fund's investment in securities denominated in a foreign currency or may widen existing losses.

         Futures Risk. The Fund's investment in futures may subject the Fund's portfolio to certain risks. The Sub-Adviser's predictions of movements in the direction of the stock market may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities, and the possible absence of a liquid secondary market for any particular instrument.

         In light of these risks you should consider an investment in the Fund only if:

          . you are a long-term investor who is capable of tolerating day-to-day share price volatility and have no need for current income from your investment in shares of the Fund;

          . you understand that an investment in the Fund does not constitute a complete investment program; and

          . you believe the common stock of the companies in which the Fund invests is likely to appreciate in value over the long term.

                                   Performance

         The Fund commenced operations on August 14, 2000. Therefore, the performance information (including annual total returns and average annual total return) for a full calendar year is not yet available.

                                Fees And Expenses

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is new, and therefore, has no historical expense data.

SHAREHOLDER FEES
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases                                                        None
Maximum Deferred Sales Charge (Load)                                                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
Distributions                                                                                           None
Maximum Redemption Fee (as a percentage of redemption proceeds, payable to the Fund only if shares
are redeemed within less than 365 days)                                                                 2.00% (1)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
Management Fees                                                                                         0.55%(2)
Distribution and Service (12b-1) Fees                                                                   None
Other Expenses                                                                                          0.95%(3)
Total Annual Fund Operating Expenses                                                                    1.50%
Fee Waiver                                                                                              (0.55%)(2)
Net Expenses                                                                                            0.95%

----------------------
(1) The Fund imposes a redemption fee of 2.00% if shares are redeemed within less than 365 days, and a redemption fee of 1.00% if shares are redeemed within less than two years.

(2) The Adviser has contractually agreed to waive its management fees for a period of one year from the date of effectiveness of the Trust's registration statement. This waiver will terminate on August 14, 2001.

(3) Other Expenses reflect an estimated amount for the current fiscal year.

                                     Example

         This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

         The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (other than the termination of the contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 year                       3 years

                          $197                         $418

You would pay the following expenses if you did not redeem your shares:

                          $97                          $418


                             PRICING OF FUND SHARES

         The Fund will value its shares on each day on which the New York Stock Exchange, Inc. ("NYSE") is open for business. In determining the net asset value per share on a particular purchase or redemption date, the Fund will first determine the overall net asset value of the Fund on that date (calculated as of the close of trading on the floor of the NYSE, generally 4:00 p.m., Eastern time), and then divide the overall net asset value by the number of Fund shares then outstanding. In determining its overall net asset value, the Fund will first determine the overall value of its portfolio investments, and then subtract from that value the amount of its liabilities, including accrued expenses. In determining the overall value of its portfolio investments, the Fund will value securities for which market quotations are readily available (expected to constitute all or virtually all of the Fund's portfolio) at their market price. In the unlikely event the Fund invests in illiquid securities or other securities and assets for which market quotations are not readily available (or in securities that were liquid when purchased but are no longer liquid or for which market quotations no longer are readily available), it will value such investments at "fair value," as determined in good faith by or under the direction of its Board of Trustees.

         The equity securities of certain foreign issuers may trade in the U.S. securities markets in the form of ADRs or ADSs, which represent interests in such foreign issuers' equity securities (typically, common stock). In other cases, however, the equity securities of foreign issuers may not trade in the U.S. securities markets, and may trade in foreign markets on days on which the NYSE is closed. Consequently, the Fund's net asset value and, as a result, the net asset value of the Fund's shares, may change on days when you will not be able to purchase or redeem your shares.

                   HOW YOU MAY PURCHASE AND REDEEM FUND SHARES

                          Who May Purchase Fund Shares

         In order to be eligible to purchase Fund shares, you must first become a Member of the Consumer Stock Ownership Program by completing the online investment account application with Stockback Capital that can be found at www.stockback.com. As part of the application process, you must provide both of the following: (1) a U.S. mailing address; and (2) a social security number or U.S. tax identification number. The Fund does not currently offer or sell its shares to non-U.S. residents. There is no fee for opening or maintaining your investment account with Stockback Capital. Further, you will be asked to give your consent to certain matters, including your consent to electronic delivery of all reports, statements and other information that the Fund or Stockback Capital may deliver to you. As an investment account holder, you will be subject to Stockback Capital's general account requirements as described in Stockback Capital's Account Agreement that can be found at www.stockback.com.

         Currently, the SEC requires that a Member invested in the Fund be offered the opportunity to revoke his/her consent to receive shareholder information (including prospectuses and annual and semi-annual reports) electronically. In order to revoke a prior consent, a Member may call the Fund toll free at 1-877-506-2524, or write to the Fund at Stockback Capital's address located on the last page of this prospectus. After consent is revoked, the Fund will send paper documents to the Member at no charge.

         As described in more detail below, you may elect to have Stockback Capital use the funds in your account (which may include cash rebates and funds that you have directly contributed to your account) to purchase shares of the Fund. Alternatively, you may elect to withdraw the cash rebates from your account.

         After you register as a Member, Stockback Capital will ask if you want to decide where to direct your cash rebates. If you answer "no," cash rebates will be held in your investment account at Stockback Capital until further notice.

         Once you have registered, you may make your investment decision to invest in the Fund. You may elect to instruct Stockback Capital to invest the funds in your account in shares of the Fund. You will have the right to change this decision at any time.

                        How You May Purchase Fund Shares

         Once you have opened an investment account with Stockback Capital, you may purchase Fund shares by one of two ways:

          . affirmatively electing to have the funds in your Stockback Capital account (and future cash rebates) applied to purchases of Fund shares; or

          . directly sending a check or wire transfer to Stockback Capital to purchase Fund shares.

         We describe these purchase methods in more detail below.

         If you do not elect to use your cash rebates to purchase shares of the Fund, those rebates will be automatically deposited and held as cash in your Stockback Capital investment account. You may:

          . hold in your Stockback Capital account the cash received from the rebates; or

          . request that Stockback Capital send you a check for the cash amount in your account.

         If you request a check and have an aggregate account balance of less than $25.00 prior to such withdrawal, Stockback Capital will deduct a $1.50 processing fee from the check proceeds.

           Purchases Of Goods Or Services From Participating Merchants

         Each time you purchase a good or service from a Participating Merchant, the Participating Merchant will rebate (on a daily, weekly, monthly or quarterly basis, depending on the Merchant's payment processing procedures) a particular percentage of the purchase price ("Rebate Percentage") in cash to Stockback Capital. Within 30 days of making a purchase, Stockback Capital will advise you of the rebate amount that you will receive from that purchase (unless you have already returned the good or obtained a refund on the service). Each Participating Merchant will send your cash rebates to Stockback Capital within 90 days after your purchase (unless you have already returned the good or obtained a refund on the service). Stockback Capital will then deposit those amounts with a bank escrow agent (currently, Bank of New York Insurance Trust and Escrow Department) in an escrow account for the benefit of each of Stockback Capital's investment accounts. These cash rebates will be held with the bank escrow agent for your benefit and your portion of such cash rebates will be reflected in your investment account balance.

          Once Stockback Capital receives your rebate payment, deposits it with the escrow agent for your benefit and such rebate amounts are reflected in your investment account, Stockback Capital cannot rescind such transaction.

         This policy may be reviewed from time to time, and the policy may be changed by posting the change at www.stockback.com. Any such change would be effective only with respect to rebates attributable to purchases made after the posting of such change.

         The particular percentage of the purchase price that a Participating Merchant will rebate in cash to your investment account will be determined by agreement between Stockback and the Merchant and will be posted at www.stockback.com. The factors that Stockback and the Participating Merchant may consider in setting the Rebate Percentage include, but are not limited to, the following: (i) the costs saved by Merchants that market online; (ii) the number of new customers generated by the Consumer Stock Ownership Program; and (iii) the economics of online retailing where affiliate sites maintain advertisements for, and hyperlinks to, Merchants' sites in exchange for receiving commissions, which the Merchant typically pays out of its marketing budget. Stockback and Participating Merchants may change the Rebate Percentages from time to time. Any such changes will be posted at www.stockback.com and will be effective only with respect to rebates attributable to purchases made after the posting of such change.

      Purchases Of Fund Shares With Funds In Your Stockback Capital Account

         With the funds accrued in your investment account at Stockback Capital, you may: (1) instruct Stockback Capital to purchase shares of the Fund, provided that you have at least $10 in your Stockback Capital account; (2) hold all amounts in cash in your Stockback Capital account; or (3) request that Stockback Capital send you a check for the cash amount in your account. If you request a check and have an aggregate account balance of less than $25.00 at the time of such withdrawal request, a $1.50 processing fee will apply. At any time, you may change the instructions that you have given to Stockback Capital with respect to the use of the cash in your account. If you do not give instructions, your rebates will remain in cash, uninvested, in your Stockback Capital account until further notice.

         Fund shares will be priced at the net asset value per share next computed at the time of the investment. Stockback Capital processes instructions received from Members to use cash rebates to purchase shares of the Fund in the following manner. On a weekly basis, Stockback Capital will determine which of the Members have given and not rescinded instructions to use cash balances held in their investment accounts at Stockback Capital to purchase Fund shares. In the case of an initial purchase of Fund shares, such cash balances must equal at least $10.00 and in the case of subsequent purchases, the cash balances must equal at least $1.00. Once this information has been determined, Stockback Capital will use all cash amounts held in the accounts of such Members to purchase shares of the Fund. The Fund will process these purchase orders on the day of each week on which they are received from Stockback Capital (currently the last business day of each week) and the orders will be priced at the net asset value per share of the Fund calculated as of the close of the NYSE on that day.

          You should be aware that, within 30 days of making a purchase, Stockback Capital will advise you of the rebate amount that you will receive from that purchase (unless you have already returned the good or obtained a refund on the service). Each Participating Merchant will send your cash rebates to Stockback Capital within 90 days after your purchase (unless you have already returned the good or obtained a refund on the service). Stockback Capital will then deposit those amounts with a bank escrow agent (currently, Bank of New York Insurance Trust and Escrow Department) in an escrow account for the benefit of each of Stockback Capital's investment accounts. These cash rebates will be reflected in each Member's investment account balance.

         This policy may be reviewed from time to time, and the policy may be changed by posting the change at www.stockback.com. Any such change would be effective only with respect to rebates attributable to purchases made after the posting of such change.

                                 Cash Purchases

     You may purchase shares for cash by sending an application directing Stockback Capital to purchase Fund shares. This application must be accompanied by a check or wire transfer in the amount of the purchase price and sent to the address for Stockback Capital listed at www.stockback.com. Additionally, you may authorize Stockback Capital to make automatic deductions from your bank checking or savings account for the purpose of purchasing shares. Shares will be purchased as of the close of business on the Fund business day on which Stockback Capital receives your application. As long as Stockback Capital receives instructions prior to the close of the NYSE (generally 4:00 p.m., Eastern time) on a day on which the NYSE is open, your order will be priced at the Fund's net asset value per share calculated as of the close of the NYSE on that day. If Stockback Capital does not receive your instructions until after the close of the NYSE (generally 4:00 p.m., Eastern time), on a day in which the NYSE is open, purchases will be made as of the close of business on the next Fund business day (at the net asset value per share in effect at that time).

         Each cash purchase made in this manner must be in an amount not less than $10.00.

         The Fund will incur costs in processing purchases by check or wire transfer. To offset these costs, the Fund will charge a processing fee not to exceed $5.00 for each purchase of shares made by check and a wire transfer fee not to exceed $1.00 for purchase of shares made by wire transfer.

                         How You May Redeem Fund Shares

         You may redeem Fund shares on any Fund business day by making an online redemption request to Stockback Capital in proper form. You may also redeem your shares by calling Stockback Capital at 1-877-506-2524. Telephone redemptions will be recorded by Stockback Capital. The Fund reserves the right to refuse a telephone redemption request if you are not able to verify that you are the account holder. If Stockback Capital receives your redemption request prior to the close of the NYSE (generally 4:00 p.m., Eastern time), on a day on which the NYSE is open, your redemption request will be effected at the Fund's net asset value per share calculated as of the close of business on that day. If Stockback Capital receives your redemption request after the close of the NYSE (generally 4:00 p.m., Eastern time), your redemption will be effected at the Fund's net asset value per share calculated as of the close of business on the next Fund business day.

         Online redemption requests should be submitted by means of an online redemption application form available at www.stockback.com. We consider requests to be in "proper form" when all required documents are properly completed and received. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored.

         If you request a redemption of Fund shares, you will ordinarily receive a check in the amount of the redemption proceeds (minus (a) a $1.50 processing fee if the aggregate account balance prior to such redemption is less than $25.00 and (b) any applicable redemption fee). The Fund will usually make payments for redemptions of Fund shares within one business day, but in any event not later than seven calendar days, after it receives a redemption request. The Fund, at its discretion, may agree to forward redemption proceeds (minus the amount of the redemption fee, if you have held the shares for less than two years) to you or on your behalf by less traditional means, such as a wire transfer of the proceeds to a designated bank account.

         The Fund reserves the right to redeem your shares "in-kind" (that is, with securities held by the Fund) rather than in cash. The Fund generally does not intend to exercise its right to redeem your shares in kind. In addition, the Fund may not exercise the right unless the aggregate dollar amount of your redemptions during any 90-day period exceeds the lesser of (i) $250,000 or (ii) an amount equal to 1% of the net asset value of the Fund at the beginning of such 90-day period.

                                 Redemption Fee

         The Fund is intended for long-term investors. The Fund's redemption fee is intended to ensure that the costs associated with short-term trading are borne by the investors making the transactions--and not by those shareholders investing in the Fund for the long term. For this reason, the Fund assesses the following redemption fees: (i) a 2.00% redemption fee on the redemption of shares held for less than 365 days; and (ii) a 1.00% redemption fee on the redemption of shares held for longer than 364 days, but less than two years. Any redemption fees charged by the Fund will be payable to the Fund, not to the Adviser or any other service provider. Accordingly, redemption fees charged by the Fund will be used to pay expenses the Fund would otherwise bear (including any transaction expenses incurred by the Fund in liquidating investments in order to meet redemption requests), to make additional portfolio investments, or to pay dividends to Fund shareholders.

         The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains) or to shares held in IRA accounts.

         The Fund will use the "first-in, first-out" (FIFO) method to determine whether a redeeming shareholder will be charged the applicable redemption fee. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. For example, if the holding period of the shares determined in accordance with this method is less than 365 days, the 2.00% redemption fee will be assessed against such shares. The redemption fee will not decrease during the 364-day period in which shares are held. In other words, the full 2.00% fee will apply to shares redeemed on the 364th day after purchase as well as to shares redeemed earlier.

                              Automatic Redemptions

         The Fund has reserved the right to redeem your shares (unless your account is an IRA) if, after giving effect to a particular redemption request, the total value of your remaining Fund shares would be less than $10.00. We will provide you with no less than two months' notice before we redeem your shares, during which time you may make additional investments to increase the value of your Fund holdings to $10.00 or more.

         If you pay with a check or wire transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or transfer agent, and the Fund can redeem shares you own in the investment account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

                              Transfer Restrictions

         All of your Fund shares will be issued by the Fund in the name of Stockback Capital or its nominee, which will hold the shares on its books for your account and benefit. You may transfer the beneficial ownership of your shares by giving notice to Stockback Capital. Stockback Capital will charge a nominal fee for such transfers and will post such fee at www.stockback.com. If this fee is changed, the new fee will be posted at www.stockback.com and would be effective only with respect to transfers made after the posting of such change. The Fund does not issue certificates for its shares, nor will the Fund issue shares in your name or the name of any of your transferees.

                              Closing Your Account

         If you close your investment account with Stockback Capital, you must redeem your shares in the Fund. If you submit a request to close your investment account, you will be notified that your request will be deemed to include a request to redeem your Fund holdings. You will then be asked if you still wish to close your investment account. If you click on the "Continue" button, your investment account will be closed and your shares will be redeemed. If you click on the "Cancel" button, your investment account will remain open and you will remain an investor in the Fund.

                               SALES OF SECURITIES

         The Fund will pursue a "buy and hold" strategy. That is, once funds received by the Fund from its investors have been invested, the Fund will not ordinarily sell its investments unless it is required to do so: (1) in order to meet investor redemption requests; (2) to ensure that the Fund will be treated as a diversified fund for federal income tax purposes; or (3) because the Sub-Adviser does not believe that the current stock price is supported by their expectations regarding the company's future growth potential.


                         TEMPORARY DEFENSIVE INVESTMENTS

         For temporary defensive purposes, the Fund may invest, without limitation, in Short-Term Investments (i.e., instruments issued or guaranteed by the federal government, its agencies, government-sponsored enterprises, or instruments rated within one of the top three rating categories by at least two nationally recognized statistical rating organizations, in each case having a maturity of one year or less at the time of purchase). Similarly, the Fund may hold proceeds from the sale of portfolio securities or from the sale of Fund shares in cash, or Short-Term Investments, until such amounts are invested in accordance with the Fund's investment objective and strategies or are distributed to Fund shareholders. Finally, to the extent the Fund borrows in order to meet anticipated redemption requests, the Fund may invest those amounts in Short-Term Investments until Fund shares are redeemed.

                               UNLISTED SECURITIES

         The Fund may, but currently does not anticipate that it will, invest in unlisted securities.

                FEES PAID TO STOCKBACK BY PARTICIPATING MERCHANTS

         As disclosed above, Stockback will receive fees from Participating Merchants for services provided in connection with the Consumer Stock Ownership Program. The fees payable by Participating Merchants to Stockback generally may take one of two forms. First, a Merchant might agree to pay Stockback an amount equal to a percentage of the dollar amount of each purchase you make. Second, a Merchant might agree to pay Stockback an annual fee or a fixed dollar amount in connection with each purchase you make from that Merchant.

         The following is an example of a typical arrangement between Stockback and a Merchant. You make a qualifying purchase of goods or services from a Merchant at a retail price of $100. As part of its agreement to participate in the Consumer Stock Ownership Program, the Merchant has agreed to pay a cash rebate to your account in the amount of 10% of the purchase price. Therefore, the Merchant makes a direct payment of $10 to Stockback Capital for your benefit. The Merchant also has agreed to pay a loyalty program outsourcing fee in the amount of 2% of the purchase price to compensate Stockback for facilitating your purchase. Therefore, the Merchant pays a loyalty program outsourcing fee of an additional $2 directly to Stockback. This loyalty program outsourcing fee is a payment that is entirely separate and distinct from the cash rebate payable to your account, and Stockback does not take any portion of your rebate. Further, any amounts payable by Participating Merchants to Stockback will be payable even if you determine to withdraw the amounts of rebates credited to your account in the form of cash instead of applying such amounts to the purchase of Fund shares.

              THE ADVISER, SUB-ADVISER AND THE ADVISERS' AFFILIATES

                               Investment Adviser

         Under an investment advisory agreement ("Investment Advisory Agreement") with the Fund, the Adviser provides investment advisory services to the Fund. The Adviser is a direct wholly owned subsidiary of Stockback. The Adviser is located at 11 Broadway, 17th Floor, New York, New York 10004. As investment adviser, the Adviser will have responsibility for the management of the Fund's investments, for providing various administrative services to the Fund and for supervising the Fund's daily business affairs, subject to the overall authority and supervision of the Fund's Board of Trustees. For its advisory services, the Fund has agreed to pay the Adviser an investment advisory fee at an annual rate equal to 0.55% of the Fund's average daily net assets. The Adviser has agreed to waive its advisory fee for a period of one year from the date of effectiveness of the Trust's registration statement, and, therefore, the Fund will not accrue or pay an advisory fee to the Adviser until after that date.

                                   Sub-Adviser

         The Adviser has entered into a subadvisory agreement ("Subadvisory Agreement") with the Sub-Adviser to delegate the day-to-day discretionary management of the Fund's assets. The Sub-Adviser is solely responsible for managing the Fund's portfolio on a day-to-day basis and, subject to oversight by the Adviser and the Fund's Board of Trustees, has absolute discretion in making investment decisions. While the Fund will own common stock of Participating Merchants, the amount of such stock to be held by the Fund will be decided solely by the Sub-Adviser. For its services, the Sub-Adviser receives a fee from the Adviser. The Fund does not pay the Sub-Adviser for its services.

         A team of professional portfolio managers employed by the Sub-Adviser makes investment decisions for the Fund. Frank Salerno is the Senior Management Professional with the Sub-Adviser that is responsible for making investment decisions for the Fund. Mr. Salerno has been a Managing Director with the Sub-Adviser since 1999. Prior to his role with the Sub-Adviser, Mr. Salerno worked as a portfolio manager and subsequently as the Chief Investment Officer for Quantitative Investment Management at Banker's Trust Company and its successor, Deutsche Asset Management, from 1982 to 1999.

         The Sub-Adviser is part of the Asset Management Group of Merrill Lynch & Co., Inc., which had over $555 billion in investment company and other portfolio assets under management as of June 30, 2000. This amount includes assets managed for Merrill Lynch affiliates. The Sub-Adviser is located at 200 Scudders Mill Road, Plainsboro, NJ 08536.


                              Advisers' Affiliates

         The affiliates of Stockback that will administer the Consumer Stock Ownership Program include Stockback Capital and the Adviser. Stockback Capital is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. Stockback has contracted with Participating Merchants to participate in the Consumer Stock Ownership Program.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         The Fund is designed for investors whose objective is long-term capital appreciation. Some of the companies in which the Fund will invest will be in the "start-up" or development phase and may not be expected to pay dividends or make other distributions for the foreseeable future. The Fund may not be in a position to pay dividends or, if it is in a position to pay dividends, those dividends may not be substantial.

         If the Fund should receive dividends or other distributions from the companies in which it invests it will automatically reinvest your share of such dividends in additional shares of the Fund, unless you affirmatively elect to receive dividends from the Fund in cash. You may make this election by notifying the Fund online or in writing at any time prior to the record date for a particular dividend or distribution.

         There are no sales or other charges in connection with the reinvestment of dividends and other distributions.

                                TAX CONSEQUENCES

                       Taxes On Redemption Of Fund Shares

         When you redeem shares, you may receive more or less than the price paid for them, resulting in a taxable gain or loss to you.

         This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

           Taxes On Dividends And Other Distributions Made By The Fund

         The Fund will distribute substantially all of its income and gains to its shareholders each year. Dividends and other distributions you receive from the Fund (if any) are subject to federal income tax and may also be subject to state and local taxes. This is the case even if you reinvest these dividends and other distributions in additional Fund shares. If the Fund declares a dividend in October, November, or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year. For federal tax purposes, to the extent the Fund's dividends or other distributions are attributable to dividends received by the Fund from the companies in which it invests, or to the sale of portfolio securities held by the Fund for one year or less, your share of such dividends and distributions generally will be taxable to you as ordinary income. To the extent that the Fund's dividends or other distributions are attributable to the sale of portfolio securities held by the Fund for more than one year, your share of such dividends and distributions generally will be taxable to you as long-term capital gains as long as the Fund so designates.

         If you acquire shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

         [Outside Back Cover]

         The Fund's Statement of Additional Information ("SAI") includes additional information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered a part of this Prospectus). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

         Additional information including the SAI and the most recent annual and semi-annual reports (when available) to shareholders may be obtained without charge at www.stockback.com. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available.
Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

         Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.


Stockback Capital, LLC
11 Broadway
17th Floor
New York, NY  10004
Telephone:  (212) 973-4000
Toll Free:  (877) 506-2524
http://www.stockback.com

Investment Company Act of 1940, File No. 811-09587.

                               THE STOCKBACK FUND

                                   a series of

                               THE STOCKBACK TRUST


                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 14, 2000



This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated August 14, 2000, (as amended from time to time) for the Stockback Fund (the "Fund"), a separate series of the Stockback Trust. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Fund's Prospectus.

To  obtain  a  copy  of  the  Fund's  Prospectus  and  the  Fund's  most  recent shareholders report (when issued), please access our Web site online (http://www.stockback.com) or call our toll-free number at 1-877-506-2524. Only customers of Stockback Capital, LLC who consent to receive all information about the Fund electronically may invest in the Fund. Neither Stockback's Web site, nor the Web site of any Participating Merchant, forms part of the Prospectus or this SAI and no such Web site is incorporated by reference into either the Prospectus or this SAI.

                                TABLE OF CONTENTS

                                                                          Page

FUND HISTORY...............................................................1


THE FUND...................................................................1


INVESTMENT STRATEGIES AND RISKS............................................1


FUND POLICIES.............................................................17


MANAGEMENT OF THE FUND....................................................19


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................22


INVESTMENT MANAGEMENT.....................................................23


SERVICE PROVIDERS.........................................................24


PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION............................25


ORGANIZATION, DIVIDEND AND VOTING RIGHTS..................................27


PRICING OF FUND SHARES....................................................28


TAXATION..................................................................29


UNDERWRITER...............................................................34


PERFORMANCE INFORMATION...................................................34

                                  FUND HISTORY

         The Trust is organized as a Delaware business trust and was formed on September 16, 1999. The Trust is authorized to create any number of separate and distinct series (each, a "Series").

                                    THE FUND

         The Fund is currently the only Series maintained by the Trust, and is a diversified Series of the Trust. The Fund is classified as an open-end, management investment company. The Fund (and any other Series of the Trust formed hereafter) will be treated as a separate entity for purposes of Delaware law, for certain purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and for certain other purposes. In this regard, the Fund (and any such other Series) will bear its own expenses (except to the extent another party has agreed to bear such expenses on its behalf) and other liabilities, as well as its pro rata share of the Trust's liabilities. A shareholder of one Series will have an undivided beneficial interest in the assets of that Series only (unless, of course, the shareholder also acquires shares of another Series), and a shareholder who purchases shares of one Series will not thereby acquire shares of or any other interest in any other Series. As a result, a person who purchases shares of the Fund becomes entitled to his or her pro rata share of the dividends and other distributions, if any, paid by the Fund, and must bear his or her pro rata share of any Fund losses, but is not, in his or her capacity as a shareholder of the Fund, entitled to receive dividends or other distributions from any other Series or subject to the losses of any other Series.

                         INVESTMENT STRATEGIES AND RISKS

         The following supplements the discussion in the Prospectus of the Fund's investment strategies, policies and risks. An investment in the Fund is not intended to provide a balanced investment program. These investment strategies and policies may be changed without shareholder approval unless otherwise noted.

               Futures Contracts and Options on Futures Contracts

         The Fund may use futures as a substitute for a comparable market position in the underlying securities. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index SM (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

         The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

         In addition, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

         The above limitations on the Fund's investments in futures contracts, and the Fund's policies regarding futures contracts discussed elsewhere in this SAI may be changed as regulatory agencies permit.

                                     Options

         Purchasing and Writing Options on Securities. The Fund may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists;
and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.

         The Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in the Fund will enable the Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund will continue to receive interest income on such security. The Fund may purchase call options on securities to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may also allow options to expire unexercised.

         In order to earn additional income on its Fund securities or to protect partially against declines in the value of such securities, the Fund may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.

         In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, the Fund may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

         The Fund may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated) upon conversion or exchange of other securities held by the Fund, or, if the Fund has a call on the same security if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated cash, U.S. Government securities or liquid securities marked-to-market daily. A put is secured if the Fund maintains cash, U.S. Government securities or liquid securities marked-to-market daily with a value equal to the exercise price on a segregated basis, sells short the security underlying the put option at an equal or greater exercise price, or holds a put on the same underlying security at an equal or greater exercise price.

         Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         Purchasing and Writing Options on Stock Indices. A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indices are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

         A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

         Different stock indices are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

         In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

         Gains or losses on the Fund's transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movements of individual securities held by the Fund of the Fund. The Fund may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. The Fund may also allow options to expire unexercised.

         Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

         With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks that account for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

         Spread Transactions. Spread transactions are not generally exchange listed or traded. Spread transactions may occur in the form of options, futures, forwards or swap transactions. The purchase of a spread transaction gives the Fund the right to sell or receive a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. The risk to the Fund in purchasing spread transactions is the cost of the premium paid for the spread transaction and any transaction costs. The sale of a spread transaction obligates the Fund to purchase or deliver a security or a cash payment with respect to an index at a fixed dollar spread or fixed yield spread in relationship to another security or index which is used as a benchmark. In addition, there is no assurance that closing transactions will be available. The purchase and sale of spread transactions will be used in furtherance of the Fund's objectives and to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread transaction. The Fund does not consider a security covered by a spread transaction to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets. The sale of spread transactions will be "covered" or "secured" as described in the "Options", "Options on Foreign Currencies", "Futures Contracts and Options on Futures Contracts", and "Swap Agreements and Options on Swap Agreements" sections.

                          Options on Foreign Currencies

         The Fund may purchase and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may buy put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

         Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Fund could sustain losses on transactions in foreign currency options that would require the Fund to forgo a portion or all of the benefits of advantageous changes in those rates.

         The Fund may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund may write covered call and put options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund
(i) owns the underlying foreign currency covered by the call; (ii) has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in segregation) upon conversion or exchange of other foreign currency held in its portfolio;
(iii) has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written, if the difference is maintained by the Fund in segregated government securities, cash or liquid securities marked-to-market daily, and/or cash, U.S. Government securities, or liquid securities marked-to-market daily; or (iv) segregates and marks-to-market cash or liquid assets equal to the value of the underlying foreign currency. A put option written on a foreign currency by the Fund is "covered" if the option is secured by (i) segregated government securities, cash or liquid securities marked-to-market daily of that foreign currency, and/or segregated U.S. Government securities, cash or liquid securities marked-to-market daily at least equal to the exercise price, (ii) sells short the security underlying the put option at an equal or greater exercise price, or (iii) a put on the same underlying currency at an equal or greater exercise price.

         The Fund also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A written call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Fund collateralizes the option by segregating cash, U.S. Government Securities, and/or liquid securities marked-to-market daily in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

                               Future Developments

         The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide any appropriate additional disclosure in its prospectus.

  Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions

         The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

         Certain of the securities in which the Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities purchased on a when-issued basis are fixed at the time the purchaser enters into the commitment.

         Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund currently does not intend to invest more than 5% of its assets in when-issued securities during the coming year. The Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

                Short-term Instruments and Temporary Investments

         The Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes to meet anticipated shareholder purchases or redemptions. The instruments in which the Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers'
acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Ratings Services ("S&P"), or, if unrated, of comparable quality as determined by the Sub-Adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

                                Bank Obligations

         The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

         Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

           Commercial Paper and Short-Term Corporate Debt Instruments

         The Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Sub-Adviser to the Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

         The Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Sub-Adviser to the Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

         To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

                              Repurchase Agreements

         The Fund may enter into a repurchase agreement wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually-agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

         The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered loans by the Fund. All repurchase transactions must be collateralized.

         In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund limits investments in repurchase agreements to selected securities dealers or domestic banks or other recognized financial institutions deemed creditworthy by the Fund's Sub-Adviser. The Fund's Sub-Adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

                 Reverse Repurchase Agreements and Dollar Rolls

         The Fund may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Fund's net asset value. See "Fundamental Restrictions" for more information concerning restrictions on borrowing by the Fund. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

         The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         In "dollar roll" transactions, the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will place in a segregated account maintained with an approved custodian cash or other liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that its value is maintained.

                                Letters of Credit

         Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Sub-Adviser are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

                     Floating-and Variable-Rate Obligations

         The Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

                          Loans of Portfolio Securities

         The Fund may lend securities from its portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's Sub-Adviser/Custodian considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. Any securities that the Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

         The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

                          Investment Company Securities

         The Fund may invest in securities issued by other open-end management investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses, if any. The Fund may also purchase shares of exchange-listed closed-end funds.

                               Illiquid Securities

         To the extent that such investments are consistent with its investment objective, the Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating- and variable-rate demand obligations as to which the Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

         The foregoing restriction on illiquid investments does not apply to purchases of restricted securities eligible for sale to qualified institutional buyers in reliance upon Rule 144A under the Securities Act of 1933 that the Board or the Adviser (operating under the general oversight of the Board) determines to be liquid. In making such determination, the Board or the Adviser will take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, the Fund's holdings of those securities may become illiquid. The foregoing restriction also does not apply to purchases of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the Securities Act of 1933 to the extent that a liquid trading market for those securities exists.

           Obligations of Foreign Governments, Banks and Corporations

         The Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its Sub-Adviser to be of comparable quality to the other obligations in which the Fund may invest.

         To the extent that such investments are consistent with its investment objective, the Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Union, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

         The Fund may also invest a portion of its total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

                           U.S. Government Obligations

         The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

           Unrated, Downgraded and Below Investment Grade Investments

         The Fund may purchase instruments that are not rated if, in the opinion of its Sub-Adviser, such obligations are of an investment quality comparable to other rated investments that are permitted to be purchased by the Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund provided that the amount of such securities held by the Fund does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI.

         Because the Fund is not required to sell downgraded securities, the Fund could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund's shares.

         Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities.

         Low  rated  or  unrated  low  quality  debt   securities  may  be  more
susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated, low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Fund may incur additional expenses to seek recovery.

                                    Warrants

         To the extent that such investments are consistent with its investment objective, the Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Fund may purchase warrants only on securities in which the Fund may invest directly.

                        Investments in Foreign Securities

         Investing in the securities of foreign issuers involves significant risks that are not typically associated with investing in securities of domestic issuers. In addition to being affected by changes in currency exchange rates, as discussed below, such investments may be affected by changes in foreign or U.S. laws or restrictions applicable to such investments and by changes in exchange control regulations.

         Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Volume and liquidity in many foreign securities markets are less than volume and liquidity in U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Fixed commissions on certain foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers in foreign countries than in the United States.

         Foreign investment markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the Fund's assets is uninvested and no return is earned on such assets. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of Fund investments due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability of the Fund to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency or balance of payments position.

                       Investments in Depositary Receipts

            Many  securities  of foreign  issuers  are  represented  by American
Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and similar Depositary Receipts. ADRs are certificates issued by a U.S. bank or trust company that represent the right to receive securities of foreign issuers deposited with the bank or trust company or a foreign corespondent bank. Prices of ADRs and ADSs are quoted in U.S. dollars traded in the United States on exchanges or over-the-counter. ADRs and ADSs do not eliminate all the risks inherent in investing in the securities of foreign issuers. To the extent that the Fund acquires ADRs or ADSs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR or ADSs to issue and service such ADR or ADSs (i.e., an unsponsored ADR), there may be an increased possibility that the Fund would not become aware of and be able to respond in a timely manner to corporate actions such as stock splits or rights offerings involving the foreign issuer. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs or ADSs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs and ADSs quoted on a national securities exchange or the NASDAQ Stock Market. The information available for ADRs and ADSs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

         EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

                                  Currency Risk

         To the extent that the Fund's assets consist of investments quoted or denominated in a currency other than the U.S. dollar or to the extent that the Fund holds securities issued by companies that have significant assets located outside the U.S., the Fund will be exposed to adverse developments affecting the value of such currency. A decline in the currency in which a foreign security is quoted or denominated might reduce the value of the Fund's investment in such a security. In addition, if the exchange rate for the currency in which the Fund receives dividend payments declines against the U.S. dollar before such dividends are paid by the Fund to its shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. The Fund may from time to time have substantial currency exposure from investments quoted or denominated in foreign currencies.

         Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Fund's net asset value to fluctuate. Such exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of the Fund's total assets is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

                                    Borrowing

         The Fund may borrow money from a bank on a secured or unsecured basis for temporary purposes (such as for meeting redemption requests), in an amount which, when considered with any other amounts borrowed by the Fund which have not been repaid, does not exceed 33 1/3% of its total net asset value (determined at the time of such borrowing and not counting such borrowing, or the other amounts borrowed by the Fund which have not been repaid, for purposes of determining net asset value). Interest on borrowed money is an expense that the Fund would not otherwise incur, so that the Fund may have little or no net investment income during periods of borrowing. Since substantially all of the Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value will tend to increase and decrease more when portfolio investments increase and decrease, respectively, than would otherwise be the case.

                               Portfolio Turnover

          The Fund's trading activities will depend heavily on the frequency with which investors purchase and redeem shares. Purchases of Fund shares will depend on the frequency with which investors make direct cash purchases of Fund shares and the frequency of share redemptions. Fund purchases and redemptions cannot be gauged with any degree of accuracy. Accordingly, turnover rates may vary greatly from year to year as well as within a particular year and may be affected not only by cash requirements for redemptions of the Fund's shares, but also by certain requirements which the Fund must satisfy to receive certain favorable tax treatment. Although the Fund intends to pursue a "buy and hold" strategy, if the Sub-Adviser deems it appropriate to purchase or sell a portfolio security, it will do so without regard to the effect on the Fund's portfolio turnover rate.

                                  FUND POLICIES

                       Fundamental Investment Restrictions

         The following are the Fund's fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. All other investment restrictions listed in the Prospectus or in this SAI may be changed by the Fund's Board of Trustees without shareholder approval.

         Unless noted otherwise, if a percentage restriction (whether or not a fundamental restriction) is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below, the Fund:

         1. may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies), if as a result, more than 5% of its assets would be invested in the securities of that issuer;

         2. may not, with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities and securities issued by other investment companies), if as a result, it would hold more than 10% of the outstanding voting securities of such issuer;

         3. may not issue senior securities, except as permitted under the 1940 Act and as interpreted and modified by regulatory authority having jurisdiction, from time to time;

         4. may not borrow money, except as permitted under the 1940 Act and as interpreted and modified by regulatory authority having jurisdiction, from time to time;

         5. may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         6. may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. For purposes of this restriction, an "industry" will be defined by reference to the four-digit Standard Industrial Classification (SIC) Codes;

         7. may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         8. may not purchase physical commodities or contracts relating to physical commodities; and

         9. may not make loans, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time. A purchase of a debt security or similar instrument will not be considered to be a loan.

                     Non-Fundamental Operating Restrictions

         The following are the Fund's non-fundamental operating restrictions, which may be changed by the Fund's Board of Trustees without shareholder approval.

         Unless indicated otherwise below:

         1. The Fund may change the aggregate percentage amount in which the Fund invests in the common stock of the Participating Merchants;

         2. The Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

         3. The Fund may not purchase securities of other investment companies, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         4. The Fund may not invest in illiquid securities if, after such investment, more than 15% of its net assets would be invested in illiquid securities; and

         5. The Fund may, notwithstanding any other investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

                             MANAGEMENT OF THE FUND

                                Board of Trustees

         Under the Trust's Amended and Restated Trust Instrument, the Board is responsible for the overall management and conduct of the business and affairs of the Fund, including general supervision and review of its investment activities and the conformity with Delaware Law and stated policies of the Fund. Subject to that general responsibility, the Board is authorized to delegate day-to-day investment management responsibilities with respect to the management of the Fund's assets to one or more investment advisers, which in turn are authorized to delegate such day-to-day investment management responsibilities to one or more sub-advisers. In addition, the Board may elect one or more officers of the Fund and, subject to the Board's general responsibility with respect to the Fund, may delegate to such officers such duties and responsibilities as the Board determines to be necessary, advisable or appropriate to the management and conduct of the Fund's day-to-day business and affairs.

                             Management Information

         The names of the Trustees and Officers of the Fund, as well as their addresses, ages and principal occupations for the past five years, are set forth below. Each "interested or affiliated person," as defined in the 1940 Act, is indicated by an asterisk (*).


                                                                           Principal Occupation(s)
Name, Address and Age            Position(s) Held with Fund                    During Past 5 Years
---------------------            --------------------------                  ------------------------

*Robert S. Feidelson, 36            Trustee; Chief Financial       Director and Chief Executive  Officer of
11 Broadway                          Officer and Treasurer         Stockback.com,  LLC, Stockback Advisers,
New York, NY  10004                                                LLC and Stockback Capital, LLC; Managing
                                                                   Director  of Lehman  Brothers  Holdings,
                                                                   Inc. from 1994 to 1999.


*Timothy C. Parrott, 33             Trustee; President             Director and President of Stockback.com,
11 Broadway                                                        LLC,   Stockback   Advisers,   LLC   and
New York, NY 10004                                                 Stockback    Capital,    LLC;   Managing
                                                                   Director of Saker Advisors  Limited,  an
                                                                   Investment     Management     Regulatory
                                                                   Organization    and   Commodity  Futures
                                                                   Trading Commission  regulated investment
                                                                   adviser  in  the  United  Kingdom,  from
                                                                   March   1999  to  May  1999;   Executive
                                                                   Director and head of European Hedge Fund
                                                                   Group,  from 1996 to 1999;  Senior  Vice
                                                                   President, Refco Commodities Group, from
                                                                   1994 to 1996.


*C. Eric Peters, 33               Trustee; Vice President and      Director and Chief Operating  Officer of
11 Broadway                                Secretary               Stockback.com,  LLC, Stockback Advisers,
New York, NY  10004                                                and Stockback Capital,  LLC;  Director,
                                                                   Saker  Advisors  Limited,  an Investment
                                                                   Management  Regulatory  Organization and
                                                                   Commodity  Futures  Trading   Commission
                                                                   regulated   investment  adviser  in  the
                                                                   United  Kingdom,   from  1998  to  1999;
                                                                   Proprietary Trader,  Credit Suisse First
                                                                   Boston  in  1997;   Vice  President  and
                                                                   Proprietary   Trader,   Lehman  Brothers
                                                                   Holdings, Inc., from 1994 to 1997.


George Green, 62                            Trustee                President, Hearst Magazines International.
959 Eighth Avenue
New York, NY 10019


Doug Hitchner, 39                           Trustee                Odyssey Investment  Partners,  a private
Odyssey Investment Partners                                        investment  firm,  from 1998 to Present;
280 Park Avenue                                                    Investment   Banker,   Goldman  Sachs  &
New York, NY 10017                                                 Company,  from  March  1996  to  January
                                                                   1998;  Financial  Services,  GE  Capital
                                                                   Corporation, from March 1990 to February
                                                                   1996.


Milind Rao, 39                              Trustee                Associate      Professor,       Columbia
505 Uris Hall                                                      University,   from   January   1998   to
Columbia University                                                Present;  Associate  Professor,  Colgate
Business School                                                    University, from 1995 to December 1997.
New York, NY 10027


Mason Slaine, 47                             Trustee               President  and Chief  Executive Officer,
2777 Summer Street Trustee                                         Information  Holdings Inc., from 1996 to
Suite 209                                                          Present;  President,  Thomson Financial,
Stamford, CT 06905                                                 from 1994 to 1996.



     No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Fund's expenses.

                                  Compensation

         Each Trustee of the Trust who is not an interested persons of the Trust will receive an annual retainer of $6,250 plus $1,500 for each Board of Trustees meeting attended in person or $750 for each meeting attended telephonically, plus reimbursement of expenses. The following table provides an estimate of each Trustee's compensation for the current fiscal year ending December 31, 2000:

         Estimated Compensation Table

--------------------------------------- -------------------------------- ----------------------------------------

           Name of Person, Position                    Aggregate                   Total Compensation From Fund
                                                   Compensation from                 and Fund Complex Paid to
                                                        the Fund                           Trustees or
                                                                                      Expected to be Paid to
                                                                                           Trustees (1)


--------------------------------------- -------------------------------- ----------------------------------------
         Robert S. Feidelson                              None                              None
         C. Eric Peters                                   None                              None
         Timothy C. Parrott                               None                              None
         Doug Hitchner                                  $9,250                             $9,250
         George Green                                   $8,500                             $8,500
         Milind Rao                                     $9,250                             $9,250
         Mason Slaine                                   $7,750                             $7,750


(1) This amount represents the estimated aggregate amount of compensation paid to each Trustee of the Trust, who is not an interested persons of the Trust, for service on the Board of Trustees for the fiscal year ending December 31, 2000. The Fund is one Series of the Trust, which began operations in August 14, 2000.


                                 Code of Ethics

         Pursuant to Rule 17j-1 under the 1940 Act, the Fund has adopted a code of ethics. The Fund's investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


               Control Persons and Principal Holders of Securities

         As of August 14, 2000, Stockback Holdings, Inc. ("Holdings"), a Delaware corporation whose address is 11 Broadway, 17th Floor, New York, NY 10004, owned, beneficially and of record, 100% of the issued and outstanding capital shares of the Fund, all of which were issued to Holdings in connection with the organization of the Fund. It is expected that Holdings will own, beneficially and of record, substantially less than 25% of the Fund's outstanding capital shares within six months of the date on which the Fund first offers and sells its shares to the public. As a result, although Holdings may now control the Fund, it is not expected that it will continue to control the Fund subsequent to the expiration of that six-month period.

         As of August 14, 2000, no person other than Holdings owned of record 5% or more of the Fund's outstanding capital shares.

         As of August 14, 2000, due to their ownership of membership interests in Holdings, the following individuals and entities would be deemed to beneficially own more than 5% of the Fund's outstanding shares:


         Name                                Address                               Percentage

         Robert S. Feidelson                 11 Broadway                             14.28%
                                             New York, NY  10004

         Timothy C. Parrott                  11 Broadway                             14.28%
                                             New York, NY  10004

         C. Eric Peters                      11 Broadway                             14.28%
                                             New York, NY  10004

         It is expected that each of the Messrs. Feidelson, Parrott and Peters will own, beneficially and of record, less than 5% of the Fund's outstanding shares within six months of the date on which the Fund first offers and sells its shares to the public. As a result, none of these persons is expected to be a principal holder of Fund shares subsequent to the expiration of that six-month period.

                              Management Ownership

     As of the date of this SAI, the Trustees and officers of the Fund, as a group, owned less than 1% of the Fund's outstanding shares.

                              INVESTMENT MANAGEMENT


                             The Investment Adviser

         Under  an   investment   advisory   agreement   ("Investment   Advisory
Agreement") with the Fund, the Adviser, a registered investment adviser, provides investment management services to the Fund. The Adviser is located at 11 Broadway, 17th Floor, New York, New York 10004.

         Subject to the general supervision of the Trust's Board of Trustees and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser will have responsibility for the management of the Fund's investments. In this connection, the Adviser will keep, prepare or file, or cause to be kept, prepared or filed, all accounts, books, records and other documents required to be kept, prepared or filed by the Fund under federal or state law, as well as provide additional services with respect to the daily administration of the Fund. The Adviser is a recently-organized investment adviser, and, therefore, has no experience as an investment adviser.

         For its advisory services, the Fund pays the Adviser an investment advisory fee at an annual rate equal 0.55% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its investment advisory fee for a period of one year from the date of effectiveness of the Trust's registration statement.

         The Adviser is a wholly owned by Stockback and an indirect subsidiary of Holdings.

         Each of Messrs. Feidelson, Parrott and Peters is affiliated with and/or an officer of Holdings and its subsidiary companies, including the Adviser.

                                 The Sub-Adviser

         The Adviser has entered into a sub-advisory agreement ("Sub-Advisory Agreement") with Merrill Lynch Investment Managers, L.P., 200 Scudders Mill Road, Plainsboro, New Jersey 08536, to be the Sub-Adviser to the Fund. The Sub-Adviser is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of the Fund's portfolio pursuant to the Fund's investment objective and restrictions. For its services, the Sub-Adviser receives a fee from the Adviser at an annual rate equal to 0.30% of the Fund's average daily net assets. However, subject to the renewal and termination provisions of the Sub-Advisory Agreement, the Sub-Adviser shall be entitled to receive from the Adviser the following amounts if greater than 0.30% of the Fund's average daily net assets during any such year:

              First Year:            $25,000

              Second Year:           $50,000

              Third Year:            The  sum of  $500,000 minus  aggregate  fee
                                     paid to the Sub-Adviser by the Adviser in the first two years.

         The Sub-Advisory Agreement is subject to the same Board of Trustee approval, oversight and renewal as the Investment Advisory Agreement.

         The Investment Advisory Agreement and the Sub-Advisory Agreement will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees and (ii) by a majority of the Trustees of the Fund who are not parties to the Investment Advisory Agreement or the Sub-Advisory Agreement or affiliates of any such party. Both the Investment Advisory Agreement and the Sub-Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

         SERVICE PROVIDERS

                              Principal Underwriter

         Stockback Capital, LLC, 11 Broadway, 17th Floor, New York, New York 10004 ("Stockback Capital"), is the principal underwriter for the Fund.

         The underwriter is a wholly owned subsidiary of Stockback. Stockback is a wholly owned subsidiary of Holdings.

         Each of Messrs. Feidelson, Parrott and Peters is affiliated with and/or an officer of Holdings and its subsidiary companies, including Stockback Capital.

                            Administrator of the Fund

         The Adviser also serves as the Fund's administrator. As the Fund's administrator, the Adviser provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the transfer and dividend disbursing agent, custodian, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to the Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing the Fund's contracted services and expenditures. The Adviser also furnishes office space and certain facilities required for conducting the business of the Fund. Pursuant to an administrative services agreement with the Fund, the Adviser receives a fee equal to 0.25% of the average daily net assets of the Fund.

                                    Custodian

         The Bank of New York (the "Custodian") serves as the custodian of the assets of the Fund pursuant to a custodian services agreement ("Custodian Services Agreement"). The principal office of the Custodian is located at 101 Barclay Street, New York, New York 10286. Under the Custodial Services Agreement, the Custodian is compensated for its services by the Fund. Also, the Custodial Services Agreement authorizes the Custodian to appoint one or more sub-custodians with the approval of the Board. The Custodian does not play any role in determining the investment policies of the Fund or the securities purchased or sold by the Fund.

                     Transfer Agent and Divided Paying Agent

         American Data Services, Inc. (the "Transfer Agent") serves as the transfer and dividend paying agent for the Fund pursuant to a Transfer Agency Agreement. The principal office of the Transfer Agent is located at Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, NY 11788.

                             Independent Accountants

         PricewaterhouseCoopers LLP, 1301 Avenue of Americas, New York, NY 10036, serves as independent auditors for the Trust and performs an audit of the Trust's financial statements annually.


                                  Legal Counsel

         Dechert  Price  &  Rhoads,  1775  Eye  Street  N.W.,   Washington,   DC
20006-2401, acts as legal counsel for the Fund. Vedder, Price, Kaufman & Kammholz, acts as legal counsel for the independent trustees.

                FEES PAID TO STOCKBACK BY PARTICIPATING MERCHANTS

         When negotiating the participation of a Participating Merchant in the Consumer Stock Ownership Program, the parties negotiate the percentage of the cash rebate that the Merchant is willing to pay to Stockback Capital on behalf of the Member in connection with the Member's purchases of goods or services from the Participating Merchant. In addition, Stockback will receive fees from Participating Merchants for services provided in connection with the Consumer Stock Ownership Program.

         Accordingly, each time that a Member makes a qualifying purchase from a Participating Merchant (i.e. a purchase made on-line at www.stockback.com or otherwise qualifying under the Consumer Stock Ownership Stock Program), the Merchant will make two payments. The first payment is the cash rebate payment that is paid directly to Stockback Capital for the benefit of the Member that has made the purchase. The cash rebate is calculated as a fixed percentage of the purchase price of the goods or services that have been purchased by the Member. While this percentage may vary from Participating Merchant to Participating Merchant, the specific percentage for each Participating Merchant is clearly disclosed at www.stockback.com.

         The second payment is the loyalty program outsourcing fee that is paid to Stockback for facilitating the purchase by the Member. The fees payable by Participating Merchants to Stockback generally may take one of two forms. First, a Merchant might agree to pay Stockback an amount equal to a percentage of the dollar amount of each purchase you make. Second, a Merchant might agree to pay Stockback an annual fee or a fixed dollar amount in connection with each purchase you make from that Merchant.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

         Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the Fund.

         The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Sub-Advisory Agreement and subject to policies established by the Fund's Board of Trustees, the Sub-Adviser is responsible for the Fund's investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Fund to obtain the best results taking into account the broker/dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

         Purchase and sale orders of the securities held by the Fund may be combined with those of other accounts that the Sub-Adviser manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When the Sub-Adviser determines that a particular security should be bought or sold for the Fund and other accounts managed by the Sub-Adviser, the Sub-Adviser undertakes to allocate those transactions among the participants equitably.

         Under the 1940 Act, persons affiliated with the Fund, the Sub-Adviser and its affiliates are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Securities and Exchange Commission ("SEC") or an exemption is otherwise available.

         Except in the case of equity securities purchased by the Fund, purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also will purchase portfolio securities in underwritten offerings and may generally purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions.

         Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         In placing orders for portfolio securities of the Fund, the Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser seeks to execute each transaction at a price and commission, if any, that is expected to provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser seeks to obtain the best overall terms available for the Fund. In assessing the best overall terms available for any transaction, the Sub-Adviser considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board.

         Certain of the brokers or dealers with whom the Fund may transact business offer commission rebates to the Fund. The Sub-Adviser considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receives research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives research services from many broker-dealers with which it places the Fund's portfolio transactions. The Sub-Adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

         The Adviser, subject to seeking the most favorable price and best execution and in compliance with the Conduct Rules of the National Association of Securities Dealers, Inc., may consider sales of shares of the Fund as a factor in the selection of broker-dealers. The Fund may direct the Adviser to cause the Sub-Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to (i) pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Investment Advisory Agreement ("Trust Expenses"); or (ii) finance activities that are primarily intended to result in the sale of Fund shares. At the discretion of the Board of Trustees, such resources may be used to pay or cause the payment of Trust Expenses or may be used to finance activities that are primarily intended to result in the sale of Fund shares.

                    ORGANIZATION, DIVIDEND AND VOTING RIGHTS

         All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional Series, each Series of shares will be held separately by the custodian, and in effect each Series will be a separate fund.

         All shares of the Trust have equal voting rights. Approval by the shareholders of a fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

         Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and will assist such shareholders in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

         Each share of the Fund represents an equal proportionate interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

         The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

         Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Series of the Trust will not be liable for the debts or obligations of any other Series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a Series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a Series or the Trustees. The Trust Instrument also provides for indemnification by the relevant Series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

         The Fund only recently commenced operations. Like any venture, there can be no assurance that the Fund as an enterprise will be successful or will continue to operate indefinitely.

                             PRICING OF FUND SHARES

         The Fund will value its shares on each day on which the NYSE is open for business, unless the Fund does not receive a purchase or redemption request and no Fund shares are tendered for redemption on any such day. The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. In determining the net asset value per share on a particular purchase or redemption date, the Fund will first determine the overall net asset value of the Fund on that date (calculated as of the close of trading on the floor of the NYSE, generally 4:00 p.m., Eastern time), and then divide the overall net asset value by the number of Fund shares then outstanding. In determining its overall net asset value, the Fund will first determine the overall value of its portfolio investments, and then subtract from that value the amount of its liabilities, including accrued expenses. In determining the overall value of its portfolio investments, the Fund will value securities for which market quotations are readily available (expected to constitute the bulk of the Fund's portfolio) at their market price. In the unlikely event the Fund invests in illiquid securities and other securities and assets for which market quotations are not readily available, it will value such investments at "fair value," as determined in good faith by or under the direction of the Board of Trustees.

         Securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price on the exchange where they are primarily traded. All foreign securities traded primarily in the foreign over the counter market are generally valued at the last sale quotation, if market quotations are available, or the last reported bid price if there is no active trading in a particular security on a given day. However, if intervening events resulting in market volatility have significantly affected the value of any such foreign securities after the close of trading on the relevant foreign market, but before the Fund values its shares on any particular day on which the Fund is required to value its shares, the Fund may, but is not required to, determine the value of such securities at "fair value," as determined in good faith by or under the direction of the Board of Trustees.

         Quotations of foreign securities in foreign currencies are converted, at current exchange rates, to their U.S. dollar equivalents in order to determine their current value. In addition, to the extent that the Fund values its foreign securities (other than ADRs and ADSs) as of the close of trading on various exchanges and over-the-counter markets throughout the world, the calculation of the Fund's net asset value may not take place contemporaneously with the valuation of foreign securities held by the Fund.

         Short-term debt securities with a maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Board believes the amortized cost method valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board.

                                    TAXATION

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

                             Tax Status of the Fund

         The Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S.
Government   securities  and  the  securities  of  other  regulated   investment
companies).

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

         A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

                                  Distributions

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. The current maximum tax on long-term gains applicable to individuals is 20%. Net capital gains from assets held for one year or less will be taxed as ordinary income.

         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

                                  Dispositions

         Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

         If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares, then the shareholder may not take the original sales charge into account in determining the shareholder's gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder's tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

                               Backup Withholding

         The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid (other than exempt-interest dividends), capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number;
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

                                 Other Taxation

         Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                       Tax Treatment of the Rebate Program

         The proper federal income tax treatment of the rebate program is not clear. Based upon analogous cases and administrative rulings, the Fund, Stockback, and the Participating Merchants intend to take the following approach. When a Member buys an item from a Participating Merchant, the Member receives two things in exchange for his or her payment: (i) the item, and (ii) the rebate amount. For federal income tax purposes, this will be treated as if the Member bought these two things in exchange for the payment. The amount allocated to the item purchased and the rebate amount is determined by reference to their proportionate fair market values. For example, if a Member bought a suitcase for $100 and received a $5 rebate, the allocation of the $100 would be $95 to the suitcase and $5 to the rebate. If the rebate is used to buy Fund shares, you will have an initial tax basis in the Fund shares that is equal to the purchase price of those shares.

                                Fund Investments

         Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is the "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

         Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

         Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

         Transactions in options, futures and forward contracts undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

         Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

         Constructive Sales. Under certain circumstances, the Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

                                   UNDERWRITER

                           Distribution of Securities

         Under a distribution agreement ("Distribution Agreement") with the Fund, Stockback Capital acts as underwriter of the Fund's shares. The Fund pays no compensation to Stockback Capital for its distribution services. Stockback Capital has agreed to use its best efforts to market and sell Fund shares on a continuous basis, but has no obligation to purchase Fund shares for its own account.

         The Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of the Fund. The Distribution Agreement further provides that the Distributor will bear any costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Investment Advisory Agreement.

                             PERFORMANCE INFORMATION

         The Fund may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Adviser may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Fund's performance.

Average Annual Total Return. The Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000
T = average annual total return
N = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

Total Return. Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Distribution Rate. The distribution rate for the Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

Yield. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b+1)(To the power of 6)-1],
                  cd

where:

a = dividends and interest  earned during the period;
b = expenses  accrued for the period (net of reimbursements);
c = the average daily number of shares outstanding during the period that were entitled to receive dividends;
d = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

Performance Comparisons:

Certificates of Deposit. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Money Market Funds. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

Indices. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Portfolio Characteristics. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.


Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  S(xi - xm)2
                                                    ---------
                                                      n-1

Where:     S = "the sum of",

         xi = each individual return during the time period, xm = the average return over the time period, and
          n = the number of individual  returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

                              Financial Statement
                               The Stockback Fund


Assets

Cash                                                               $250,000

                                                                   --------
Total Assets                                                        250,000

                                                                          -
Liabilities                                                         --------

Net Assets                                                         $250,000

     (25,000 shares issued and outstanding;
     unlimited number of shares authorzied;
     no par value)

Net asset value, offering and redemption (*) price per share     $   10.00
($250,000 net assets/25,000 shares outstanding)                     --------

(*) Redemption price per share varies with length of time shares are held.


The Stockback Fund
Statement of Assets and Liabilities
August 9, 2000
--------------------------------------------------------------------------------

1.   Organization

     The Stockback Trust (the "Trust"), a business trust formed under the laws of the State of Delaware on September 16, 1999, is authorized to create any number of separate and distinct series (each, a "Series") and to issue an unlimited number of shares of each Series.

     The Stockback Fund (the "Fund") is currently the only Series maintained by the Trust, and is a diversified Series of the Trust. The Fund is classified as a no load open-end, management investment company. The Fund will be treated as a separate entity for purposes of Delaware law, for certain purposes of the Investment Company Act of 1940, as amended, and for certain other purposes. The Fund has had no significant operations other than the issuance of 25,000 capital shares for $250,000 on August 9, 2000 to Stockback Holdings, Inc. Stockback Holdings, Inc. has agreed to pay all of the organization and initial offering expenses of the Fund.

2.   Agreements

     The Fund has entered into an investment advisory and administrative services agreement with Stockback Advisers, LLC ("Adviser"), a Delaware limited liability company. For its advisory services, the Fund pays the Adviser a fee at an annual rate equal to 0.55% of the Fund's average daily net assets. The Adviser has contractually agreed to waive its investment advisory fee for a period of one year from the date of effectiveness of the Fund's registration statement.

     The  Adviser  also  serves  as  the  Fund's   administrator.   Pursuant  to
     administrative services agreement with the Fund, the Adviser receives a fee equal to 0.25 % of the average daily net assets of the Fund.

     The Adviser has entered into a sub-advisory agreement with Merrill Lynch Investment Managers, L.P. ("Sub-Adviser"). Under the sub-advisory agreement, the Sub-Adviser receives a fee from the Adviser at an annual rate equal to 0.30% of the Fund's average daily net assets. However, subject to renewal and termination provisions of the sub-advisory agreement, the Sub-Adviser is entitled to receive from the Adviser the following amounts if greater than 0.30% of the Fund's average daily net assets during any such year: $25,000 in the first year, $50,000 in the second year and $500,000 less aggregate fee paid to the Sub-Adviser by the Adviser during the first two years in the third year.

     The Fund has entered into an administration and accounting services agreement with American Data Services, Inc. (the "Transfer Agent"). For services provided by it to the Fund, the Transfer Agent is entitled to receive a fee pursuant to the administration and accounting services agreement.

     The Fund has entered into a custodian services agreement with The Bank of New York (the "Custodian"). For services provided by it to the Fund, the Custodian is entitled to receive a fee pursuant to a custodian services agreement.

     The Trust has entered into a distribution agreement with Stockback Capital, LLC, a Delaware limited liability company, under which Stockback Capital, LLC acts as the principal underwriter and distributor of Fund shares. Stockback Capital, LLC receives no fees from the Fund for the services provided by it to the Fund under the distribution agreement.

                        Report of Independent Accountants

To the Board of Trustees and Shareholders of The Stockback Fund:


In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of The Stockback Fund (the "Fund") at August 9, 2000, in conformity with accounting principles generally accepted in the United States. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
August 9, 2000

The Stockback Fund
11 Broadway
17th Floor
New York, New York  10004
Telephone:  (212) 973-4000
Toll-Free (877) 506-2524
Internet:  http://www.stockback.com